EXHIBIT 99.10

                   The Schedule to the ISDA Master Agreement

                                   SCHEDULE
                                    to the
                               Master Agreement


                           dated as of June 29, 2006

                                    between


                                      BANK OF NEW YORK , NOT IN ITS INDIVIDUAL
                                      OR CORPORATE CAPACITY BUT SOLELY AS SWAP
                               and     CONTRACT ADMINISTRATOR FOR CWALT, INC.
 CREDIT SUISSE INTERNATIONAL          ALTERNATIVE LOAN TRUST 2006-OC5 PURSUANT
                                         TO A SWAP CONTRACT ADMINISTRATION
                                                   AGREEMENT
-----------------------------         ----------------------------------------
         ("Party A")                              ("Party B")


                                    Part 1

                            Termination Provisions.

(a) "Specified Entity" means in relation to Party A for the purpose of:

   Section 5(a)(v),     Not Applicable
   Section 5(a)(vi),    Not Applicable
   Section 5(a)(vii),   Not Applicable
   Section 5(b)(iv),    Not Applicable

and in relation to Party B for the purpose of:

   Section 5(a)(v),     Not Applicable
   Section 5(a)(vi),    Not Applicable
   Section 5(a)(vii),   Not Applicable
   Section 5(b)(iv),    Not Applicable

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c) Certain Events of Default. The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

            Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.
            Section 5(a)(ii) (Breach of Agreement) will not apply to Party A or Party B.

            Section 5(a)(iii) (Credit Support Default) will apply to Party A and will not apply to Party B, unless Party A has posted collateral under the Credit Support Annex, in which case it will apply to Party B.
            Section 5(a)(iv) (Misrepresentation) will not apply to Party A or Party B.
            Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.
            Section 5(a)(vi) (Cross Default) will not apply to Party A or
            Party B.
            Section 5(a)(vii) (Bankruptcy) will apply to Party A and Party B; provided that clause (2) thereof shall not apply to Party B.
            Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to Party B.

(d) Termination Events. The following Termination Events will apply to the parties as specified below:

            Section 5(b)(i) (Illegality) will apply to Party A and Party B.
            Section 5(b)(ii) (Tax Event) will apply to Party A and Party B.
            Section 5(b)(iii) (Tax Event upon Merger) will apply to Party A and Party B.
            Section 5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) of this Agreement will not apply to Party A or Party B.

(f)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i)   Loss will apply.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means United States Dollars.

(h) Additional Termination Events. The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

      (i) Party A fails to comply with the Downgrade Provisions as set forth in Part 5(b). For all purposes of this Agreement, Party A shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Part 1(h)(i).

      (ii) The Pooling and Servicing Agreement (as defined in Part 5 below) is amended or modified without the prior written consent of Party A, where such consent is required by Section 10.01 of the PSA.

      (iii) The termination of the Trust pursuant to Article IX of the PSA.

      (iv) Party A has failed to comply with the requirements of Section 2(c) of the Regulation AB Agreement (as defined in Part 5(r) below), in which case Party A shall be the sole Affected Party.

                                    Part 2

                             Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
      Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:

      (i)   Party A makes the following representation to Party B:

            (A) Party A is entering into each Transaction in the ordinary course of its trade as, and is, a recognized UK bank as defined in Section 840A of the UK Income and Corporation Taxes Act of 1988.

            (B) Party A has been approved as a Withholding Foreign Partnership by the US Internal Revenue Service.

            (C) Party A's Withholding Foreign Partnership Employer Identification Number is 98-0330001.

            (D) Party A is a partnership that agrees to comply with any withholding obligation under Section 1446 of the Internal Revenue Code.

      (ii) Party B makes no representations for the purpose of Section 3(f) of this Agreement.

                                    Part 3

                        Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:--

   Party         Form/Document/Certificate        Date by which to be delivered
 required
to deliver
 document

  Party A        U.S. Internal Revenue Service    (i) Before the first Payment
                 Form W-8IMY or successor forms   Date under this Agreement,
                 thererto.                        such form to be updated
                                                  at the beginning of each
                                                  succeeding three-calendar-
                                                  year period after the first
                                                  Date, (ii) promptly upon
                                                  Payment reasonable demand by
                                                  Party B; and (iii) promptly
                                                  upon learning that any such
                                                  form previously provided has
                                                  become obsolete or incorrect.


(b) Other documents to be delivered are:--


   Party         Form/Document/Certificate         Date by which       Covered by
 required                                         to be delivered      Section 3(d)
to deliver                                                           Representation
 document

Party A and      Certified copy of the board of   Concurrently       Yes
Party B          directors resolution (or         with the
                 equivalent authorizing           execution and
                 documentation) which sets forth  delivery of
                 the authority of each            this agreement
                 signatory to this delivery
                 of this Agreement and each
                 Credit Support Document (if
                 any) signing on its behalf
                 and the authority of such
                 party to enter into
                 Transactions contemplated and
                 performance of its obligations
                 hereunder.

Party A and      Incumbency certificate (or, if   Concurrently       Yes
Party B          available the current            with the
                 authorized signature book or     execution and
                 with the equivalent authorizing  delivery of this
                 documentation)specifying the     Agreement unless
                 names, titles, authority and     previously
                 specimen signatures of the       delivered and
                 persons authorized to execute    still in full
                 this  Agreement which sets       force and effect.
                 forth the specimen signatures
                 of each signatory to this
                 Agreement, each Confirmation
                 and each Credit Support
                 Document (if any) signing on
                 its behalf.

Party A and      An opinion of counsel as to the  Concurrently with  No
B                enforceability of this           the execution and
                 Agreement that is reasonably     delivery of the
                 satisfactory in form and         Confirmation
                 substance to the other party.    unless previously
                                                  delivered and
                                                  still in full
                                                  force and
                                                  effect.

Party B          An opinion of counsel to Party   Upon execution of  No
                 B covering the authorization     this agreement
                 and due execution of this
                 Agreement by Party B

Party B          An executed copy of the PSA.     Within 30 days     Yes
                                                  after the date
                                                  of this
                                                  Agreement.

Party A          A copy of the annual report of   Upon request.      Yes
                 such party containing audited
                 financial statements for such
                 fiscal year certified by
                 independent public accountants
                 in accordance with generally
                 accepted accounting principles
                 consistently applied.

Party A          For its most recent fiscal       Upon request.      Yes
                 quarter, a copy of the
                 unaudited financial statements
                 of such party, prepared in
                 accordance with generally
                 accepted accounting principles
                 consistently applied.

                                    Part 4.

                                Miscellaneous.

(a)   Addresses for Notices. For the purposes of Section 12(a) of this
      Agreement:

      Party A:

      (1) Address for notices or communications to Party A (other than by facsimile):

      Address: One Cabot Square  Attention:   (1) Head of Credit Risk Management;
               London E14 4QJ                 (2) Managing Director -
               England                           Operations Department;
                                              (3) Managing Director - Legal Department

      Telex No.: 264521          Answerback:  CSI G

      (For all purposes.)


      (2) For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6):-

            Facsimile No.: 44 20 7888 2686
            Attention: Managing Director - Legal Department

            Telephone number for oral confirmation of receipt of facsimile in legible form: 44 20 7888 2028
            Designated responsible employee for the purposes of Section 12(a)(iii): Senior Legal Secretary

      Party B:

      Address for notices or communications to Party B:

      Address:   The Bank of New York
                 101 Barclay Street-8W
                 New York, New York 10286

      Attention: Corporate Trust MBS Administration, CWALT, Series 2006-OC5
      Facsimile: 212-815-3986

      Phone:     212-815-6093
(b)   Process Agent. For the purposes of Section 13(c) of this Agreement:

      Party A appoints as its Process Agent:

             Credit Suisse Securities (USA) LLC
             Eleven Madison Avenue
             New York, NY 10010

            Attention:  General Counsel
                        Legal and Compliance Department

      Party B appoints as its Process Agent: Not applicable.

(c) Offices. With respect to Party A, the provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party. Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided , however, that if an Event of Default occurs with respect to Party A, the Party B shall be entitled to appoint a financial institution that would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Credit Support Document means:-

      With respect to Party A: The Credit Support Annex.

      With respect to Party B: The Credit Support Annex.

(g)   Credit Support Provider.

      Credit Support Provider means in relation to Party A: Not applicable. Credit Support Provider means in relation to Party B: Not applicable.

(h) Governing Law. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than New York General Obligation Law Sections 5-1401 and 5-1402).

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions.

(j) "Affiliate." Each of Party A and Party B shall be deemed to have no Affiliates.

                                    Part 5.

                               Other Provisions.

(a)   Definitions.

Unless otherwise specified in a Confirmation, this Agreement and each Transaction between the parties are subject to the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "2000 Definitions"), and will be governed in all relevant respects by the provisions set forth in the 2000 Definitions, without regard to any amendment to the 2000 Definitions subsequent to the date hereof. The provisions of the 2000 Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that references in the 2000 Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement.

Capitalized terms used in this Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

(b)   Pooling and servicing Agreement

References to the "Pooling and Services Agreement" or "PSA" are to the pooling and servicing agreement dated as of June 1, 2006 among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

The parties to the PSA have agreed not to amend or modify the PSA without obtaining the prior written consent of Party A (such consent not to be unreasonably withheld by Party A), where such consent is required by Section
10.01 of the PSA.

(c)   Downgrade Provisions.

   (1) It shall be a collateralization event (Collateralization Event) if:

         (A) (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated below "A1" by Moody's Investors Service, Inc. (Moody's) or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) and (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade),

         (B) no short-term rating is available from Moody's and the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade),

         (C) either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated below "A-1" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P) or (ii) if Party A does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated below "A+" by S&P, or

         (D) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated below "A" by Fitch, Inc. (Fitch), or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated below "F-1" by Fitch.

   During any period in which a Collateralization Event is occurring, Party A shall, at its own expense and within thirty (30) calendar days of such Collateralization Event, either (i) post collateral according to the terms of the 1994 ISDA Credit Support Annex to this Schedule, including Paragraph 13 thereof (the "Credit Support Annex"), (ii) furnish a guarantee of Party A's obligations under this Agreement that is subject to the satisfaction of the S&P Ratings Condition from a guarantor that satisfies the Hedge Counterparty Ratings Requirement (as defined herein), or (iii) obtain a substitute counterparty (and provide prior written notice to each Rating Agency with respect thereto) that (a) is reasonably acceptable to Party B,
   (b) satisfies the Hedge Counterparty Ratings Requirement and (c) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party
   B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable, provided further, that satisfaction of the S&P Ratings Condition shall be required for any transfer of any Transactions under this clause (iii) unless such transfer is in connection with the assignment and assumption of this Agreement by such substitute counterparty without modification of its terms, other than the following terms: party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Section (d) of this Part 5 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto). To the extent that Party A elects or is required to post collateral pursuant to this Part 5(c)(1), Party A shall deliver to each Rating Agency within thirty (30) calendar days of the occurrence of such Collateralization Event an opinion acceptable to S&P as to the enforceability of the Credit Support Annex and which confirms that, notwithstanding the commencement of a case under the Bankruptcy Code with respect to Party A, the collateral will (a) be available to meet swap obligations notwithstanding the automatic stay and (b) if delivered pre-bankruptcy, will not be subject to recovery as preferences or constructive fraudulent conveyances, in each case subject to standard qualifications and assumptions.

   Hedge Counterparty Ratings Requirement shall mean (a) either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the substitute counterparty are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the substitute counterparty are rated at least "A+" by S&P, (b) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such substitute counterparty are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such substitute counterparty are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty does not have a short-term debt rating from Moody's, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such substitute counterparty are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade), and (c) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such substitute counterparty are rated at least "A" by Fitch or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such substitute counterparty are rated at least "F1" by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

   S&P Ratings Condition shall mean prior written confirmation from S&P that a proposed action will not cause the downgrade or withdrawal of the then current ratings of any outstanding Offered Certificates.

   Rating Agency shall mean each of S&P, Moody's and Fitch.

   (2) It shall be a ratings event (Ratings Event) if at any time after the date hereof Party A shall fail to satisfy the Hedge Counterparty Ratings
   Threshold. Hedge Counterparty Ratings Threshold shall mean (A) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated at least "BBB-" by S&P, (B) either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated at least "P-1" by Moody's and the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated at least "A3" by Moody's (and such rating is not on watch for possible downgrade) or, (ii) (if Party A does not have sort term rating by Moody's) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated at least "A2" by Moody's (and such rating is not on watch for possible downgrade), and (C) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated at least "BBB+" by Fitch, or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated at least "F-2" by Fitch.

   (3) Following a Ratings Event, Party A shall take the following actions:

         (a) Party A, at its sole expense, shall (i) commence actively to seek to obtain a substitute counterparty and, in the case of a Ratings Event pursuant to subparagraph (A) of the definition of "Hedge Counterparty Ratings Threshold" or if at any time after the date hereof S&P withdraws all of Party A's ratings and no longer rates Party A, Party A shall within 10 Business Days, subject to extension upon S&P Ratings Condition, of the Ratings Event obtain a substitute counterparty (and provide written notice to each Rating Agency with respect thereto), that (A) satisfies the Hedge Counterparty Ratings Requirement and (B) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable; provided further that satisfaction of the S&P Ratings Condition shall be required within such 10 Business Days or longer period, as applicable, for any transfer of any Transaction under this clause (a)(i) unless such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms by such counterparty, other than the following terms: party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto) and (ii) be required to post collateral as set forth in (b) below;

         (b) in the case of a Ratings Event  pursuant to  subparagraph  (B) or
         (C) of the definition of "Hedge Counterparty Ratings Threshold", if Party A has not obtained a substitute counterparty as set forth in (3)(a) above within 30 days of the Ratings Event, then Party A shall continue to seek a substitute counterparty and, on or prior to the expiration of such period, post collateral according to the terms of the Credit Support Annex. Notwithstanding anything contained herein to the contrary, if Party A is required to transfer its rights and obligations under this Agreement pursuant to this Part 5(c)(3) as a result of a rating issued by S&P, Party A shall, at all times prior to such transfer, be required to post collateral in accordance with (i) the terms of the Credit Support Annex or (ii) an agreement with Party B providing for the posting of collateral, which agreement shall be subject to Rating Agency Approval and will require Party A to post the required collateral.

         Rating Agency Approval shall mean prior written confirmation from S&P, Moody's and Fitch that such amendment will not cause them to downgrade or withdraw its then-current ratings of any outstanding Offered Certificates.

(d) Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

   (vi)  Eligible   Contract   Participant.   It  is  an  "eligible   contract
   participant"  as defined in section 1a(12) of the U.S.  Commodity  Exchange
   Act.

   (vii) Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

   (viii)  Relationship  between  Party A and Party B.  Subject as provided in
   Part 5(g), each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

      (1) Principal. It is acting as principal and not as agent when entering into this Agreement and each Transaction.

      (2) Non-Reliance. It is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (3) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

      (4) Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(e) Section 4 is hereby amended by adding the following new agreement:

      (f) Actions Affecting Representations. Party B agrees not to take any action during the term of this Agreement or any Transaction hereunder that renders or could render any of the representations and warranties in this Agreement untrue, incorrect, or incomplete, and, if any event or condition occurs that renders or could render any such representation untrue, incorrect, or incomplete, Party B will immediately give written notice thereof to Party A.

(f) Section 1(c). For purposes of Section 1(c)of the Agreement, the Transaction with External ID: 9323937N3 shall be the sole Transaction under this Agreement.

(g) Transfer. Section 7 is hereby amended to read in its entirety as follows:

      Except as stated under Section 6(b)(ii), provided that to the extent Party A makes a transfer pursuant to Section 6(b)(ii) it will provide a prior written notice to the Rating Agencies of such transfer, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction without the prior written consent of the other party; provided, however, that (i) Party A may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, or an incorporation, reincorporation or reconstitution, and (ii) Party A may transfer this Agreement to any Person that is an office, branch or affiliate of Party A (any such Person, office, branch or affiliate, a Transferee) on at least five Business Days' prior written notice to Party B; provided that, with respect to clause (ii), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax;
      (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer. Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer. Notwithstanding the foregoing, no such transfer shall be made unless the transferring party obtains a written acknowledgment from each of the Rating Agencies that, notwithstanding such transfer, the then-current ratings of the Offered Certificates will not be reduced or withdrawn, provided, however, that this provision shall not apply to any transfer that is made pursuant to the provisions of Part 5(c) of this Agreement.

      Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Section 7 will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

      In addition, Party A may transfer this Agreement without the prior written consent of the Trustee on behalf of Party B to an Affiliate of Party A that satisfies the Hedge Counterparty Rating Requirements or that has furnished a guarantee, subject to S&P Ratings Condition, of the obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Rating Requirements; provided that Rating Agency Approval will be required unless such transfer is in connection with the assignment and assumption of this Agreement by such an Affiliate without modification of its terms, other than the following terms: party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of such an Affiliate the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto).

 (h) Limited Liability. Party A and Party B agree to the following: (a) The Bank of New York ("BNY") is entering into this Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement;
      (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A; and (c) recourse against Party B shall be limited to the assets available under the Swap Contract Administration Agreement or the Pooling and Servicing Agreement.

 (i)  Party B Representations. Party B represents that:

      (i) Status. The Swap Contract Administrator is swap contract administrator of the Trust whose appointment is valid and effective both under the laws of the State of New York and under the PSA, and the Swap Contract Administrator has the power to own assets in its capacity as swap contract administrator of the Trust.

      (ii) Powers. In its capacity as swap contract administrator of the Trust, the Swap Contract Administrator has power under the PSA to execute this Agreement and any other documentation relating to this Agreement that the Swap Contract Administrator is executing and delivering on behalf of the Trust, to deliver this Agreement and any other documentation relating to this Agreement that it is required to execute and deliver and to perform the obligations (on behalf of the Trust) under this Agreement and any obligations (on behalf of the Trust) under any Credit Support Document to which Party B is party and has taken all necessary action to authorize such execution, delivery and performance;

      (iii) No violation or conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to the Swap Contract Administrator or Party B, any provision of the PSA, any order or judgment of any court or other agency of government applicable to the Swap Contract Administrator, Party B or any assets of Party B, or any contractual restriction binding on or affecting the Swap Contract Administrator, Party B or any assets of Party B;

      (iv) Consents. All governmental and other consents that are required have been obtained by Party B with respect to this Agreement or any Credit Support Document to which Party B is party have been obtained and are in full force and effect and all conditions of such consents have been complied with; and

      (v) Obligations binding. The obligation of Party B under this Agreement and any Credit Support Document to which Party B is party constitute legal, valid and binding obligations of Party B, enforceable against Party B in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or law)) and no circumstances are known to Party B or the Trustee which would or might prevent the Trustee from having recourse to the assets of Party B for the purposes of meeting such obligations.

(j) Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day, or if longer the applicable preference period then in effect, following indefeasible payment in full of the Certificates. Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, (ii) from commencing against Party B or any of the Mortgage Loans any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding or (iii) from taking any action (not otherwise mentioned in this paragraph) which will prevent an impairment of any right afforded to it under the PSA as a third party beneficiary.

(k) Change of Account. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

      "to another account in the same legal and tax jurisdiction as the original account"

(l)   Pooling and Servicing Agreement.

      The parties to the PSA have agreed to obtain the prior written consent of Party A to any amendment or modification of the PSA, where such consent is required by Section 10.01 of the PSA.

(m) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement. The provisions for set-off set forth in Section 6(e) of this Agreement shall not apply for purposes of this Transaction.

(n) Notice of Certain Events or Circumstances. Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(o) Regarding Party A. Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information contained in any offering circular for the Certificates, the PSA, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates (other than information provided by Party A for purposes of the disclosure document relating to the Offered Certificates); (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or
      (vii) any other aspect of Party B's existence.

(p)   Rating Agency Approval on Amendment.  In addition to the requirements of
      Section 9, this Agreement will not be amended unless Party B shall have received Rating Agency Approval.

(q) Limited Recourse Non-petition. The liability of Party B in relation to this Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the PSA. Upon application of all of the assets in the Trust (and proceeds thereon) in accordance with the PSA, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

      Party A hereby agrees that, notwithstanding any provision of this agreement to the contrary, Party B's obligations to pay any amounts owing under Section 6(e) of this Agreement where Party A is either the Defaulting Party or the sole Affected Party shall be subject to the payment priority described at Section 4.02 of the PSA and Party A's right to receive payment of such amounts shall be subject to the payment priority described at Section 4.02 of the PSA.

(r) Regulation AB Compliance. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of 29 June, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Credit Suisse International shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement.

(s) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

(t) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(u) Consent to Recording. Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential transaction and (ii) if applicable, agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(v) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

(w) Section 5(a)(iii)(1) of this Agreement is hereby deleted and replaced with the following:

      "(1) The occurrence of an Event of Default under any Credit Support Document if such Event of Default is continuing after any applicable grace period has elapsed;"

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.






                                         BANK OF NEW YORK , NOT IN ITS
                                        INDIVIDUAL OR CORPORATE CAPACITY
                                          BUT SOLELY AS SWAP CONTRACT
     CREDIT SUISSE INTERNATIONAL         ADMINISTRATOR FOR CWALT, INC.
                                        ALTERNATIVE LOAN TRUST 2006-OC5
                                          PURSUANT TO A SWAP CONTRACT
                                            ADMINISTRATION AGREEMENT
             ("Party A")                          ("Party B")


By: /s/ Victorio Sclaloja               By: /s/ Maria Takarz
Name:   Victorio Sclaloja               Name:   Maria Takarz
Title:  Authorized Signatory            Title:  Assistant Treasurer
Date:  29 June 2006                     Date:  29 June 2006



By: /s/ Susan Dunn
Name:   Susan Dunn
Title:  Authorized Signatory
Date:  29 June 2006